Exhibit 1.1

Execution Copy

3,600,000 Common Shares of Beneficial Interest

ENTERTAINMENT PROPERTIES TRUST

May 6, 2010

Citigroup Global Markets Inc.

388 Greenwich Street

New York, NY 10013

Goldman, Sachs & Co.

200 West Street

New York, NY 10282

J.P. Morgan Securities Inc.

383 Madison Avenue

New York, NY 10179

KeyBanc Capital Markets Inc.

127 Public Square, 4th Floor

Cleveland, OH 44114

as Representatives of the several Underwriters

Ladies/Gentlemen:

Entertainment Properties Trust, a Maryland real estate investment trust (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to Citigroup Global Markets Inc. (“Citigroup”), Goldman, Sachs & Co. (“Goldman”), J.P. Morgan Securities Inc. (“JPMorgan”), KeyBanc Capital Markets Inc. (“KeyBanc”) and each of the underwriters named in Schedule I hereto (collectively the “Underwriters,” which term shall also include any underwriter substituted hereinafter provided in Section 2(e) hereof) for which Citigroup, Goldman, JPMorgan and KeyBanc are acting as representatives (in such capacity, the “Representatives”) an aggregate of 3,600,000 (the “Firm Shares”) of its common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), as set forth on Schedule I hereto, and, at the option of the Underwriters, up to an additional 540,000 Common Shares (the “Additional Shares”). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the “Shares.” The Representatives are acting as joint book-running managers in connection with the public offering of the Shares that the Underwriters intend to conduct (the “Offering”).

1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, as of the Applicable Time (as defined below), as of the Closing Date (as defined below) and, if applicable, as of the time of any Additional Closing Date (as defined below) that:

(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (No. 333-165523) for the registration of common shares, preferred shares, depositary shares, warrants and debt securities, including the Shares, under the Securities Act of 1933, as amended (the “Securities Act”), and the offering thereof from time to time in accordance with Rule 430A or Rule 415 of the rules and regulations of the Commission under the Securities Act (the “Securities Act Rules and Regulations”), and the Company has filed such post-effective amendments thereto as may be required prior to the execution of this Agreement. Such registration statement (as so amended, if applicable) automatically became effective under the Securities Act upon filing with the Commission. The registration statement and prospectus may have been amended or supplemented prior to the date of this Agreement; any such amendment or supplement was prepared and filed, and any such amendment, filed after the effective date of such registration statement has automatically become effective. No stop order suspending the effectiveness of the registration statement has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission. A prospectus supplement (the “Prospectus Supplement”) to the base prospectus dated March 16, 2010 included as part of the registration statement (the “Base Prospectus”) setting forth the terms of the offering, sale and plan of distribution of the Shares and additional information concerning the Company and its business has been or will be prepared and filed (together with the prospectus included in the registration statement) in accordance with the provisions of Rule 430B of the Securities Act Rules and Regulations and pursuant to Rule 424(b) of the Securities Act Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the Rules and Regulations). The registration statement, as it may have heretofore been amended at the time it became effective, including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the Securities Act Rules and Regulations or Rule 430B of the Securities Act Rules and Regulations, is referred to herein as the “Registration Statement.” Any Registration Statement filed by the Company pursuant to Rule 462(b) of the Securities Act is hereinafter called the “Rule 462(b) Registration Statement” and from and after the date and time of filing the Rule 462(b) Registration Statement, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The Base Prospectus, and the final Prospectus Supplement, in the form first furnished (electronically or otherwise) to the Underwriters for use in connection with the offering of the Shares (whether to meet the requests of purchasers pursuant to Rule 173 of the Securities Act Rules and Regulations or otherwise) or, if not furnished to the Underwriters, in the form first filed by the Company pursuant to Rule 424(b) of the Securities Act Rules and Regulations, together with the documents incorporated by reference therein pursuant to Item 12 of Form S-3 of the Securities Act, are herein called, collectively, the “Prospectus.” Copies of the Registration Statement and the Prospectus, any amendments or supplements thereto and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement (including one fully executed copy of the Registration Statement and of each amendment thereto) have been delivered to the Underwriters and their counsel. The Base Prospectus, and any preliminary Prospectus Supplement relating to the offering of the Shares (a “Preliminary Prospectus Supplement”), preliminary prospectus or prospectus subject to completion, in the form first furnished (electronically or otherwise) to the Underwriters for use in connection with the offering of the Shares or, if not furnished to the Underwriters, in the form filed as part of the Registration Statement as originally filed or first filed by the Company pursuant to Rule 424(b) under the Securities Act Rules and Regulations, together with the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, is hereafter called a “Preliminary Prospectus.” “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Rules and Regulations, relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Securities Act Rules and Regulations. “General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified as such in Schedule II to this Agreement. “Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus. “Applicable Time” means 9:30 a.m. (Eastern time) on May 6, 2010, or such other date and time agreed to by the Company and the Representatives. Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed. For purposes of this Agreement, all references to the Registration Statement, the Prospectus, Prospectus Supplement, Preliminary Prospectus Supplement, Preliminary Prospectus or Issuer Free Writing Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Electronic Data Gathering Analysis and Retrieval System (EDGAR), and such copy shall be identical in content to any Prospectus delivered to the Underwriters for use in connection with the Offering.

(b) Each part of the Registration Statement and any post-effective amendment thereto, when such part became or becomes effective (including at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the Securities Act Rules and Regulations), at the date of the filing of the Company’s most recent Annual Report on Form 10-K, at the Closing Date (as hereinafter defined) and, if later, at any Additional Closing Date (as hereinafter defined), and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission, at the Closing Date and at any Additional Closing Date, conformed or will conform in all material respects with the requirements of the Securities Act and the Securities Act Rules and Regulations; each part of the Registration Statement and any post-effective amendment thereto, when such part became or becomes effective (including at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the Securities Act Rules and Regulations), or when such part was or is filed with the Commission, or at the date of the filing of the Company’s most recent Annual Report on Form 10-K, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendment or supplement thereto, on the date of the filing thereof with the Commission, at the Closing Date and, if later, at any Additional Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b) however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriters through the Representatives specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of the Underwriters through the Representatives consists solely of the fourth, fifth, sixth, seventh, eighth and ninth sentences of the penultimate paragraph of the “Underwriting” section in the Prospectus Supplement (the “Specified Information”). The Company has not distributed, and prior to the later of the Closing Date and the completion of the distribution of the Shares, will not distribute, any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus Supplement, the Prospectus or any other materials, if any, permitted by the Securities Act (which were disclosed to the Underwriters and Underwriter Counsel and are listed on Schedule II hereof other than documents referred to in clause (C) of Section 1(d)).

(c) (i) (A) At the time of filing the Registration Statement, (B) at the time of the most recent amendment thereto, if any, for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to the Exchange Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act Rules and Regulations) made any offer relating to the Shares in reliance on the exemption provided by Rule 163 of the Securities Act Rules and Regulations and (D) at the date hereof, the Company was and is a “well-known seasoned issuer” as defined in Rule 405 of the Securities Act Rules and Regulations (“Rule 405”). At the time of filing the Registration Statement and at the date of this Agreement, the Company was not and is not an

“ineligible issuer” as defined in Rule 405, including as a result of (x) the Company or any subsidiary of the Company in the preceding three years having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company in the preceding three years having been the subject of a bankruptcy petition or insolvency or similar proceeding, having had a registration statement be the subject of a proceeding under Section 8 of the Securities Act or being the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Shares, all as described in Rule 405. The Company has not received from the Commission any notice pursuant to the Securities Act Rules and Regulations objecting to the use of the automatic shelf registration statement form. The Shares, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on an “automatic shelf registration statement” as defined under Rule 405.

(d) As of the Applicable Time, neither (i) (A) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time, (B) the Preliminary Prospectus or latest prospectus supplement included in the Registration Statement and (C) the documents mutually agreed to by the Company and the Representatives in a writing specifically referencing this clause (C) of Section 1(d) considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements contained in or omitted from any prospectus included in the Registration Statement or any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriters through the Representatives specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of the Underwriters through the Representatives consists solely of the Specified Information.

(e) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Underwriters as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement or the Prospectus. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (i) the Company has promptly notified or will promptly notify the Underwriters and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements contained in or omitted from any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriters through the Representatives specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of the Underwriters through the Representatives consists solely of the Specified Information.

(f) The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, at the time they became or become effective or were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission under the Exchange Act (the “Exchange Act Rules and Regulations” and, together with the Securities Act Rules and Regulations, the “Rules and Regulations”) and, when read together with the other information in the Preliminary Prospectus and the Prospectus, at the time the Registration Statement and any amendments thereto become effective, at the Applicable Time, at the date of the Prospectus and at the Closing Date and any Additional Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) KPMG LLP, which has certified certain of the financial statements and supporting schedules and information incorporated by reference in the Registration Statement is and, during the periods covered by their reports incorporated by reference in the Registration Statement, was an independent registered public accounting firm as required by the Securities Act, the Exchange Act, the Rules and Regulations and the PCAOB, except to the extent that registration with the PCAOB was not required thereunder during an applicable period, in which case KPMG LLP consisted of independent public accountants as required by the Securities Act, the Exchange Act and the Rules and Regulations then in effect. KPMG LLP has not notified the Company, the Company’s board of trustees or the audit committee of the board of trustees of any illegal acts that are required to be reported pursuant to Section 10A of the Exchange Act.

(h) Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package (including as of the Applicable Time) and the Prospectus, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, (A) there has been no change in the earnings, assets, properties, business, results of operations, shareholders’ equity, prospects, affairs or condition (financial or otherwise) of the Company and each subsidiary of the Company listed on Exhibit A hereto (the “Subsidiaries”), taken as a whole, which has had or would reasonably be expected to have a Material Adverse Effect (as defined in Section 1(m) below), (B) there has been no casualty, loss, condemnation or other adverse event with respect to any property or interest therein owned, directly or indirectly, by the Company or any Subsidiary which has had or would reasonably be expected to have a Material Adverse Effect, (C) there have been no transactions entered into by the Company or any Subsidiary, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries taken as a whole,

(D) except for regular quarterly distributions on the Common Shares, 7.75% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share (liquidation preference $25.00 per share) (the “Series B Preferred Shares”), 5.75% Series C Cumulative Convertible Preferred Shares of Beneficial Interest, par value $.01 per share (liquidation preference $25.00 per share) (the “Series C Preferred Shares”), 7.375% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share (liquidation preference $25.00 per share) (the “Series D Preferred Shares”) and 9.00% Series E Cumulative Convertible Preferred Shares of Beneficial Interest, par value $.01 per share (liquidation preference $25.00 per share) (the “Series E Preferred Shares”), which have been publicly announced through the date of this Agreement, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its shares of beneficial interest, and (E) there has been no material increase in long-term debt or decrease in the capital of the Company or the Subsidiaries, taken as a whole, other than in the ordinary course of their businesses (each, a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement, Preliminary Prospectus and the Prospectus, neither the Company nor any of the Subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, or entered into any transactions which are material to the Company and the Subsidiaries, taken as a whole, except for liabilities, obligations and transactions which are reflected in the Registration Statement, the General Disclosure Package and the Prospectus.

(i) This Agreement and the transactions contemplated by this Agreement, the Registration Statement and the Prospectus have been duly and validly authorized by the Company and this Agreement has been duly and validly executed and delivered by the Company.

(j) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus (including the issuance and sale of the Shares and the use of proceeds from the sale of the Shares as described under the caption “Use of Proceeds”) do not and will not (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a Repayment Event (as defined below) or default (or an event which with notice or lapse of time, or both, would constitute a Repayment Event or default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective properties, operations or assets may be bound or (ii) violate or conflict with any provision of the declaration of trust, certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or any other organizational document of the Company or any of the Subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties, operations or assets. As used herein,

“Repayment Event” means any event or condition that gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties, operations or assets, or any third party, is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, including the issuance, sale and delivery of the Shares to be issued, sold and delivered hereunder, except the registration under the Securities Act of the Shares, filings with the New York Stock Exchange and the Commission of the Prospectus, and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained.

(k) The authorized, issued and outstanding shares of beneficial interest of the Company is as set forth in the General Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus, will be, as of the date indicated and as set forth in the column entitled “As Adjusted” under the caption “Capitalization.” There is no class or series of shares of beneficial interest of the Company authorized other than the Common Shares, 9.50% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share (liquidation preference $25.00 per share), Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares. There is no class or series of shares of beneficial interest of the Company issued or outstanding other than the Common Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares. All of the issued and outstanding shares of beneficial interest of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights arising by operation of law under the organizational documents of the Company or under any agreement to which the Company or any of its subsidiaries is a party or otherwise that entitle or will entitle any person to acquire from the Company or any Subsidiary upon the issuance or sale thereof any Common Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, any other equity security of the Company or any Subsidiaries and any security convertible into, or exercisable or exchangeable for, any Common Shares, Series B Preferred Shares, Series C Preferred Shares Series D Preferred Shares, Series E Preferred Shares or other such equity security (any “Relevant Security”). The Shares to be delivered on the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), have been duly and validly authorized for issuance and sale pursuant to this Agreement and, when delivered in accordance with this Agreement against payment of the consideration therefor specified in this Agreement, will be duly and validly issued, fully paid and non-assessable, and will not have been issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any Relevant Security from the Company or any Subsidiary upon issuance or sale of Shares in the Offering. The Common Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares conform in all material respects to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus, and such description conforms to the rights set forth in the instruments defining the same. The Firm Shares and the Additional Shares conform in all material respects to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. The forms of share certificate to be used to evidence the Shares will be in due and proper form and will comply with all applicable legal requirements. Except as disclosed in or specifically contemplated by the General Disclosure Package and the Prospectus, and except for restricted Common Shares or options to purchase Common Shares to be granted to the Company’s non-employee trustees pursuant to the Company’s 2007 Equity Incentive Plan and Common Shares to be issued in respect thereof, there are no shares of beneficial interest of the Company reserved for any purpose and there are no outstanding securities convertible into or exchangeable for any shares of beneficial interest of the Company and neither the Company nor any Subsidiary has outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security. The holders of the Shares will not be subject to liability by reason of being such holders.

(l) The Subsidiaries listed on Exhibit A hereto are the only subsidiaries of the Company within the meaning of Rule 405. Except for the Subsidiaries and Atlantic-EPR I, a Delaware general partnership (in which the Company owns a 20% interest), Atlantic-EPR II, a Delaware general partnership (in which the Company owns a 20% interest) and New Roc Associates L.P., a New York limited partnership (in which the Company owns the general partnership interest and 70.4% of the limited partnership interest), the Company owns no ownership or other beneficial interest, directly or indirectly, in any corporation, partnership, joint venture or other business entity. All of the issued shares of capital stock of or other ownership interest in each of the Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and, except as set forth on Exhibit A hereto, are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims.

(m) Each of the Company and the Subsidiaries has been duly organized and validly exists as a real estate investment trust, corporation, business trust, partnership or limited liability company in good standing under the laws of its jurisdiction of organization. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign trust, corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which could not reasonably be expected to (individually or when aggregated with other such instances) have a material adverse effect on (i) the earnings, assets, business, condition (financial or otherwise), results of operations, shareholders’ equity, properties, affairs or prospects of the Company and the Subsidiaries, taken as a whole; (ii) the long-term debt, shares of beneficial interest or capital stock of the Company and any of its

Subsidiaries, taken as a whole; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus (a “Material Adverse Effect”). Each of the Company and the Subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits (collectively, the “Consents”) of and from all public, regulatory or governmental agencies and bodies and third parties, foreign and domestic, to own, hold, lease and operate its properties and conduct its business as it is now being conducted and as described in the Registration Statement, the General Disclosure Package and the Prospectus, and each such Consent is valid and in full force and effect, and neither the Company nor any of the Subsidiaries has received notice of any investigation or proceedings which could result in the revocation of any such Consent. Each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances and directives, except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. Neither the Company nor any Subsidiary is in violation of its declaration of trust, certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or any other organizational document. The Company and Subsidiaries are not in default (or with notice or lapse of time, or both, would be in default) under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract or other agreement or instrument to which they are a party or by which they or any of their properties or other assets are bound, violation of which would individually or in the aggregate have a Material Adverse Effect, and no other party under any such agreement or instrument to which the Company or the Subsidiaries are a party is, to the knowledge of the Company, in default (or with notice or lapse of time, or both, would be in default) in any material respect thereunder. To the knowledge of the Company, no liability (financial or otherwise) exists for the Company or the Subsidiaries, except for those liabilities which would not have a Material Adverse Effect.

(n) Except as described in the General Disclosure Package and the Prospectus, there is no legal, governmental or regulatory proceeding or other litigation (including but not limited to routine litigation) to which the Company or any of the Subsidiaries or any of their respective officers or trustees/directors is a party or of which any property or operations of the Company or any of the Subsidiaries is the subject which, individually or in the aggregate, if determined adversely to the Company or any of the Subsidiaries (or any of their respective officers or trustees/directors), could reasonably be expected to have a Material Adverse Effect; to the best of the Company’s knowledge, no such proceeding or litigation is threatened or contemplated by any legal, governmental or regulatory authority or other third party, foreign or domestic; and the defense of all such proceedings and litigation against or involving the Company or any of the Subsidiaries (or any of their respective officers or trustees/directors) could not reasonably be expected to have a Material Adverse Effect.

(o) The consolidated financial statements of the Company, included or incorporated by reference, in the Registration Statement, the General Disclosure Package and the

Prospectus, together with the related schedules and notes, as well as those financial statements, schedules or notes of any other entity included therein, present fairly the financial position as of the dates indicated and the results of operations, changes in shareholders’ equity and cash flows for the periods therein specified of the Company and its consolidated Subsidiaries or of the respective entity or entities or group presented therein; except as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus, said financial statements, notes and schedules have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved and present fairly the information required to be stated therein. The other financial and statistical information and data included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus and the books and records of the respective entities presented therein, and comply with the applicable requirements of Regulation G of the Commission.

(p) Any pro forma or as adjusted financial information and the related notes thereto included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and the guidelines of the American Institute of Certified Public Accountants with respect to pro forma information and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are, in the opinion of the Company, reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All historical financial statements and information and all pro forma financial statements and information required by the Securities Act, the Exchange Act and the Rules and Regulations are included, or incorporated by reference, in the Registration Statement, the General Disclosure Package and the Prospectus.

(q) The statistical and market-related data included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(r) There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Registration Statement, the General Disclosure Package and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act or the Rules and Regulations and which have not been so described or filed. All of the contracts to which any of the Company or the Subsidiaries is a party and which are material to the business and operations of the Company and the Subsidiaries, taken as a whole, (i) have been duly authorized, executed and delivered by such entity, constitute valid and binding agreements of such entity and are enforceable against such entity in accordance with the terms thereof, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization or similar other laws affecting creditors’ rights generally and (B) general equity principles and limitations on the availability of equitable relief, or (ii) in the case of any contract to be executed on or before the Closing Date, will on the Closing Date be duly authorized, executed and delivered by the Company and/or a Subsidiary, and constitute valid and binding agreements of such entity enforceable against each entity in accordance with the terms thereof, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization or similar other laws affecting creditors’ rights generally and (B) general equity principles and limitations on the availability of equitable relief.

(s) The Common Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares are registered pursuant to Section 12(b) of the Exchange Act and the outstanding Common Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares are listed on The New York Stock Exchange and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares under the Exchange Act or de-listing the Common Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares from The New York Stock Exchange, nor has the Company received any notification that the Commission or The New York Stock Exchange is contemplating terminating such registrations or listings. The Shares have been approved for listing on The New York Stock Exchange, subject to official notice of issuance.

(t) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no holder of securities of the Company has any registration or similar rights to require registration of any debt or equity security of the Company as part or on account of, or otherwise in connection with, the sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(u) Neither the Company nor any of its affiliates has taken, nor will any of them take, directly or indirectly, any action resulting in a violation of Regulation M under the Exchange Act, or that is designed to cause or result in, or which might reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(v) The Company has not prior to the date hereof offered or sold any securities which would be “integrated” with the offer and sale of the Shares pursuant to the Registration Statement. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus (and pursuant to the Company’s dividend reinvestment plan, as in effect on the date hereof), the Company has not sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than Common Shares issued pursuant to employee benefit plans, qualified stock option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants as described in the General Disclosure Package and the Prospectus.

(w) There are no direct or indirect business relationships or related party transactions (including those contemplated by Item 404 of Regulation S-K under the Securities Act) involving the Company or any subsidiary or affiliate or any other person required by the Securities Act, the Exchange Act, the Rules and Regulations or the rules and regulations of The New York Stock Exchange or the FINRA (as defined below) to be described in the Registration Statement, the General Disclosure Package or the Prospectus which is not so described or is not described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers, directors or trustees of the Company or its subsidiaries which are required to by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement, the General Disclosure Package or the Prospectus which are not so described or not described as required. Neither the Company nor any of its subsidiaries has, in violation of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), directly or indirectly, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director, trustee or executive officer (or any family member or affiliate thereof) of the Company or any Subsidiary.

(x) The Company and its Subsidiaries (i) make and keep accurate books and records, and (ii) maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act) that (i) are designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s Chief Executive Officer and its Chief Financial Officer, (ii) are effective to perform the functions for which they were established, and (iii) have been evaluated for effectiveness as of the end of the period covered by the Company’s most recent Annual Report on Form 10-K filed with the Commission. The principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations of the Commission, and the statements contained in any such certification were correct when made. Based on an evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weakness in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(y) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied. During the period of at least the last 24 calendar months prior to the date of this Agreement, the Company has timely filed with the Commission all documents and other material required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. During the period of at least the last 36 calendar months preceding the filing of the Registration Statement, the Company has filed all reports required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. Immediately preceding the filing of the Registration Statement, the aggregate market value of the Company’s voting and non-voting common equity held by non-affiliates of the Company was equal to or greater than $75 million.

(z) Each of the Company and the Subsidiaries is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, and after giving effect to the application of the net proceeds of the Offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended (the “40 Act”), and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(aa) The Company and the Subsidiaries have good and marketable title in fee simple to, or a valid and enforceable ground leasehold interest in, all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement, the General Disclosure Package and the Prospectus or such as do not (individually or in the aggregate) materially affect the value of such property or interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any of the Subsidiaries has received any notice of any claim adverse to its ownership or leasing of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any of the Subsidiaries that has had or would reasonably be expected to have a Material Adverse Effect. All liens, charges, encumbrances, claims or restrictions on or affecting any of the properties or the assets of the Company and the Subsidiaries which are required to be disclosed in the General Disclosure Package and the Prospectus are disclosed therein. No tenant under any of the leases pursuant to which the Company or any Subsidiary leases its property has an option or right of first refusal to purchase the premises demised under such lease, the exercise of which would have a Material Adverse Effect. The use and occupancy of each of the properties of the Company and the Subsidiaries comply in all material respects with all applicable codes and zoning laws and regulations. The Company and the Subsidiaries have no knowledge of any pending or threatened condemnation or zoning change that will in any material respect affect the size of, use of, improvement of, construction on, or access to any of the properties of the Company or the Subsidiaries. The Company and the Subsidiaries have no knowledge of any pending or threatened proceeding or action that will in any manner materially affect the size of, use of, improvements or construction on, or access to any of the properties of the Company or the Subsidiaries. The property purchase agreements described in the General Disclosure Package and the Prospectus have been duly authorized, executed and delivered by the Company, have been executed by the other parties thereto, and constitute binding obligations of the Company. The descriptions of the property purchase agreements contained in the General Disclosure Package and the Prospectus are accurate in all material respects.

(bb) The Company and each of the Subsidiaries owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as being conducted and as described in the Registration Statement, the General Disclosure Package and Prospectus and have no reason to believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others. To the best of the Company’s knowledge, all material technical information developed by and belonging to the Company which has not been patented has been kept confidential. Neither the Company nor any of its Subsidiaries has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company or those products and services described in the Registration Statement, the General Disclosure Package and the Prospectus. There is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or any Subsidiary’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(cc) Each of the Company and the Subsidiaries has accurately prepared and timely filed all federal, state and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company and each of the Subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company’s or any of the Subsidiaries’ Federal, state, or other taxes is pending or, to the best of the Company’s knowledge, threatened. There is no tax lien, whether imposed by any federal, state or other taxing authority, outstanding against the assets, properties or business of the Company or any of the Subsidiaries. To the knowledge of the Company, there are no tax returns of the Company or any of the Subsidiaries that are currently being audited by state, local or Federal taxing authorities or agencies which would have a Material Adverse Effect.

(dd) Neither the Company, any of the Subsidiaries nor, to the Company’s knowledge, any of its employees or agents has at any time during the last five years (i) made, on behalf of the Company, any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

(ee) No labor disturbance by the employees of the Company or any of the Subsidiaries exists or, to the best of the Company’s knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers’, customers or contractors, which, in either case, could reasonably be expected to have a Material Adverse Effect.

(ff) No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”), or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which could reasonably be expected to have a Material Adverse Effect; each employee benefit plan is in compliance in all material respects with applicable law; including ERISA (to the extent applicable) and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any “pension plan”; and each “pension plan” (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

(gg) Except as would not, singularly or in the aggregate, have a Material Adverse Effect, (i) to the Company’s knowledge, there does not exist on any of the properties described in the General Disclosure Package and the Prospectus any Hazardous Materials (as hereinafter defined) in unlawful quantities, (ii) to the Company’s knowledge, there has not occurred on or from such properties any unlawful spills, releases, discharges or disposal of Hazardous Materials, (iii) the Company and the Subsidiaries have not failed to comply with all applicable local, state and Federal laws, regulations, ordinances and administrative and judicial orders relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of Hazardous Materials or to the generation, manufacture, processing, recycling, distribution, use, treatment, sale, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (iv) the Company and its Subsidiaries have (to the extent not maintained by the applicable tenants) all permits, authorizations and approvals required under any applicable Environmental Laws and all are in compliance with their requirements, (v) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings pursuant to any Environmental Law against the Company or any of its Subsidiaries, and (vi) to the Company’s knowledge, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against the Company, any Subsidiary or any of their assets relating to any Hazardous Materials or the violation of any Environmental Laws.

As used herein, “Hazardous Material” shall include, without limitation, any flammable explosives, radioactive materials, oil, petroleum, petroleum products, hazardous materials, hazardous wastes, hazardous or toxic substances, asbestos or any material as defined by any environmental laws, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.) (CERCLA), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901, et seq.), and in the regulations adopted pursuant to each of the foregoing or by any Federal, state or local governmental authority having jurisdiction over the properties as described in the Prospectus.

All of the properties of the Company and the Subsidiaries have been, and it is contemplated that all future acquisitions will be, subjected to a Phase I or similar environmental assessment (which generally includes a site inspection, interviews and a records review, but no subsurface sampling). These assessments and follow-up investigations, if any, of the properties (including, as appropriate, asbestos, radon and lead surveys, additional public record review, subsurface sampling and other testing), of the properties have not revealed any environmental liability that the Company believes would have a Material Adverse Effect. The Company has not agreed to assume, undertake or provide indemnification (except as may extend to lenders to the Company who finance the acquisition of real property or the refinancing thereof) for any liability of any other person under any environmental law, including any obligation for cleanup or remedial action, except as could not reasonably be expected to have a Material Adverse Effect.

(hh) Commencing with the Company’s taxable year ended December 31, 1997, the Company has been, and upon the sale of the Shares will continue to be, organized and operated in conformity with the requirements for qualification and taxation as a “real estate investment trust” (a “REIT”) under Sections 856 through 860 of the Code. The proposed method of operation of the Company as described in the General Disclosure Package and the Prospectus will enable the Company to continue to operate in a manner which would permit it to qualify as a

REIT under the Code. The Company has no present intention of changing its operations or engaging in activities which would cause it to fail to qualify, or make economically undesirable its continued qualification, as a REIT.

(ii) Title insurance in favor of the Company and the Subsidiaries is maintained with respect to each of the properties described in the General Disclosure Package and the Prospectus in an amount at least equal to the cost of acquisition of such property.

(jj) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and any amendment or supplement thereto, there are no mortgages or deeds of trust encumbering any of the properties described in the General Disclosure Package and the Prospectus. The mortgages encumbering the properties are not convertible into any equity securities of the Company, nor does the Company or any of the Subsidiaries hold a participating interest therein and, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and any amendment or supplement thereto, such mortgages are not cross defaulted to or cross-collateralized by any party other than the Company and the Subsidiaries.

(kk) The Company has and maintains, or its tenants have and maintain, property and casualty insurance in favor of the Company and the Subsidiaries with respect to such entities and each of the properties owned, directly or indirectly, by the Company, in an amount and on such terms as is reasonable and customary for the businesses of the type proposed to be conducted by the Company and the Subsidiaries. Neither the Company nor any of the Subsidiaries has received from any insurance company written notice of any material defects or deficiencies affecting the insurability of any such properties.

(ll) Except as otherwise disclosed in or incorporated by reference in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers, trustees or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them.

(mm) To the knowledge of the Company, each of the properties described in the General Disclosure Package and the Prospectus is in compliance with all presently applicable provisions of the Americans with Disabilities Act, except for any failures to comply which would not, singly or in the aggregate, result in a Material Adverse Effect.

(nn) The Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated except as may otherwise exist with respect to the Underwriters pursuant to this Agreement.

(oo) No person who is a trustee of the Company or is an officer of the Company, and to the Company’s knowledge, no person who in the aggregate beneficially owns 5% or more of the Company’s Common Shares (a “Beneficial Owner”), is a member of the Financial Industry Regulatory Authority (“FINRA”), a controlling stockholder of a member, or an affiliate of a member, or of an underwriter or related person of a member or underwriter, in each case with respect to any proposed offering under this Agreement. No beneficial owner of the Company’s unregistered securities acquired within the 12 months prior to the filing of the Registration Statement, or any amendments thereto, or to the filing of the General Disclosure Package, the Prospectus, or any amendment or supplement thereto, has any direct or indirect affiliation or association with any FINRA member.

(pp) The Company is in compliance with all presently applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

Any certificate signed by or on behalf of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2. Purchase, Sale and Delivery of the Shares.

(a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter severally and not jointly, and each Underwriter severally and not jointly agrees to purchase from the Company at a purchase price per share of $39.2575, the number of Firm Shares set forth in Schedule I opposite the name of such Underwriter, plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 2(e) hereof.

(b) Payment of the purchase price for, and delivery of (including any certificates representing), the Firm Shares shall be made at the office of Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036 (“Underwriter Counsel”), or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M., New York City time, on the third business day (as permitted under Rule 15c6-1 under the Exchange Act) (unless postponed in accordance with the terms of this Agreement) following the effective date of this Agreement or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the “Closing Date”). It is understood that each Underwriter has authorized the Representatives, for its own account, to accept delivery of, receipt for, and make payment of the purchase price for the Firm Shares and the Additional Shares, if any, which it has agreed to purchase.

Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to the Company at the bank account designated in writing by the Company at least one business day prior to the Closing Date, upon delivery of the Firm Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the Underwriters. The Firm Shares (including the certificates representing the Firm Shares, if any) shall be registered in such name or names and shall be in such denominations as the Representatives may request at least two business days before the Closing Date. The Company will permit the Representatives to examine and package the certificates representing the Firm Shares, if any, for delivery at least one full business day prior to the Closing Date.

(c) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters severally and not jointly, the option to purchase up to 540,000 Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in this Section 2; provided that the price per share for any Additional Shares shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on such Additional Shares. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus Supplement, by written notice by the Representatives to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Representatives, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the “Additional Closing Date”); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date nor later than the eighth full business day after the date on which the option shall have been exercised. If the option is exercised as to all or any portion of the Additional Shares, each of the Underwriters, acting severally and not jointly, will purchase its share of the total number of Additional Shares then being purchased proportionate to its share of the Firm Shares set forth in Schedule I opposite the name of such Underwriter, subject in each case to such adjustments as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(d) Payment of the purchase price for, and delivery of (including any certificates representing), the Additional Shares, if any, shall be made at the office of Underwriter Counsel, or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M., New York City time, on the Additional Closing Date, or such other time as shall be agreed upon by the Representatives and the Company.

Payment of the purchase price for the Additional Shares shall be made by wire transfer in same day funds to the Company at the bank account designated in writing by the Company at least one business day prior to the Additional Closing Date, upon delivery of the Additional Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the Underwriters. The Additional Shares (including the certificates representing the Additional Shares, if any) shall be registered in such name or names and shall be in such denominations as the Representatives may request at least two business days before the Additional Closing Date. The Company will permit the Representatives to examine and package the certificates representing the Additional Shares, if any, for delivery at least one full business day prior to the Additional Closing Date.

(e) If one of the Underwriters shall fail at the Closing Date or the Additional Closing Date to purchase the Shares which it is obligated to purchase under this Agreement (the “Defaulted Shares”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for itself, or the non-defaulting Underwriter, or any other Underwriter, to purchase all, but not less than all, of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(i) if the number of the Defaulted Shares does not exceed 10% of the number of Shares to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof (in proportion to the number of Firm Shares set forth opposite their respective names in Schedule I hereto); or

(ii) if the number of Defaulted Shares exceeds 10% of the number of Shares to be purchased on such date, this Agreement, or, with respect to any Additional Closing Date which occurs after the Closing Date, the obligation of the Underwriters to purchase and of the Company to sell the Additional Shares to be purchased and sold on the Additional Closing Date, shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section 2(e) shall relieve any defaulting Underwriter from liability in respect of its default.

3. Offering. Upon authorization of the release of the Firm Shares by the Representatives, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the General Disclosure Package and the Prospectus Supplement.

4. Covenants of the Company. The Company covenants and agrees with each Underwriter that:

(a) The Company will cause the Prospectus (including any Preliminary Prospectus Supplement and Prospectus Supplement) to be prepared and filed as required by Section 1(a) hereof (but only if the Underwriters or Underwriter Counsel have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify the Underwriters promptly of such filing. The Company will prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Shares, in form and substance satisfactory to the Underwriters, and shall file such Final Term Sheet as an “issuer free writing prospectus” pursuant to Rule 433 as soon as practicable following the execution of this Agreement; provided that the Company shall furnish the Underwriters with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Underwriters or Underwriter Counsel shall object.

(b) During the period (beginning on the Applicable Time) in which a prospectus relating to the Shares is required to be delivered under the Securities Act or such date which is 90 days after the Closing Date, whichever is later, the Company will notify the Underwriters promptly of the time when any subsequent amendment to the Registration Statement has become effective or any Preliminary Prospectus Supplement or Prospectus Supplement or other amendment or supplement to the Prospectus or any Issuer Free Writing Prospectus has been filed, or of any request by the Commission for any amendment or supplement to the Registration Statement, the Preliminary Prospectus Supplement or the Prospectus or for additional information. The Company will prepare and file with the Commission, promptly upon the Underwriters’ request, any amendments or supplements to the Registration Statement, the General Disclosure Package or the Prospectus that, in the Underwriters’ opinion, may be necessary or advisable in connection with the Underwriters’ distribution of the Shares; and the Company will file no Issuer Free Writing Prospectus or any amendment or supplement to the Registration Statement, the General Disclosure Package or the Prospectus (other than any prospectus supplement relating to the offering of other securities registered under the Registration Statement or any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which the Representatives or Underwriter Counsel shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

(c) The Company will advise the Underwriters, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification or registration of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

(d) The Company shall comply with the Securities Act, the Exchange Act and the Rules and Regulations to permit completion of the distribution as contemplated in this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act or the Exchange Act in connection with the sales of Shares, any event shall have occurred or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or to amend or supplement the General Disclosure Package or any Limited Use Issuer Free Writing Prospectus in order that the General Disclosure Package and any Limited Use Issuer Free Writing Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus, the General Disclosure Package or any Limited Use Issuer Free Writing Prospectus in order to comply with the requirements of the Securities Act, Exchange Act or the Rules and Regulations, the Company will promptly notify the Underwriters and prepare and file with the Commission (to the extent required by applicable law), subject to Sections 4(a) and (b), such amendment or supplement (in form and substance reasonably satisfactory to Underwriter Counsel) as may be necessary to correct such statement or omission or to make the Registration Statement, the Prospectus, the General Disclosure Package or any Limited Use Issuer Free Writing Prospectus comply with such requirements. The Company will use its best efforts to have any amendment to the Registration Statement be declared effective as soon as possible, and the Company will furnish to the Underwriters and Underwriter Counsel, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

(e) The Company will promptly deliver to each of you and Underwriter Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each Underwriter such number of copies of any Issuer Free Writing Prospectus, Preliminary Prospectus, Preliminary Prospectus Supplement, the Prospectus Supplement, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as such Underwriter may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish each Underwriter with copies of the Prospectus in New York City in such quantities as such Underwriter may reasonably request. If applicable, copies of any Issuer Free Writing Prospectus and the Preliminary Prospectus, Preliminary Prospectus Supplement, Prospectus, Registration Statement and General Disclosure Package, and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the date that the Prospectus Supplement is filed pursuant to Rule 424(b) under the Securities Act, an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158) covering a period of twelve months beginning on the date that the Prospectus Supplement is filed pursuant to Rule 424(b) under the Securities Act.

(g) During the period of five years from the Closing Date, the Company will furnish to the Underwriters copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Underwriters (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided, however, that the Company shall not be required to provide the Underwriters with any such reports that have been filed with the Commission by electronic transmission pursuant to EDGAR, and (ii) such additional information concerning the business and financial condition of the Company as the Underwriters may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission).

(h) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption “Use of Proceeds” in the Prospectus.

(i) The Company will use its best efforts to list the Shares, subject to official notice of issuance, on The New York Stock Exchange and maintain the listing of the Shares on the Exchange.

(j) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby. The Company has given the Underwriters notice of any filings made pursuant to the Rules and Regulations within 48 hours prior to the Applicable Time; the Company will give the Underwriters notice of its intention to make any such filing from the Applicable Time to the Closing Date and, if applicable, each Additional Closing Date, and will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Underwriters or Underwriter Counsel shall object.

(k) The Company will not at any time, directly or indirectly, take any action designed to, or which might reasonably be expected to, cause or result in, or which has constituted or which might reasonably be expected to constitute, a violation of Regulation M under the Exchange Act, or the stabilization of the price of its shares of beneficial interest to facilitate the sale or resale of any of the Shares.

(l) The Company will use its best efforts to continue to meet the requirements to qualify as a REIT under the Code for each of its taxable years for so long as the board of trustees deems it in the best interests of the Company’s shareholders to remain so qualified.

(m) The Company will not be or become, at any time prior to the expiration of three years after the date of the Agreement, an “investment company,” as such term is defined in the 40 Act.

(n) The Company will maintain a transfer agent and, if necessary under the jurisdiction of formation of the Company, a Registrar for its Common Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares.

(o) The Company will not offer, sell, contract to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of, directly or indirectly, or file with the Commission or cause to be declared effective a registration statement under the Securities Act relating to, any Common Shares, any other equity security of the Company or any of its subsidiaries on parity with or senior to the Common Shares (with respect to distribution rights or payments upon the Company’s liquidation, dissolution or winding up), or any securities convertible into, exchangeable or exercisable for, or that represent the right to receive, any Common Shares or other such equity security, and will not agree to or publicly disclose the intention to make any such offer, sale, pledge, grant, disposition or filing, in each case for the period specified below (the “Lock-Up Period”), without the prior written consent of the Representatives, except for (i) the registration of the Shares and the sale of the Shares pursuant to this Agreement; (ii) issuances of Common Shares upon the exercise of options or warrants disclosed as outstanding in or incorporated by reference in the General Disclosure Package and the Prospectus; (iii) the issuance of employee stock options not exercisable during the Lock-Up Period and restricted share awards, in each case pursuant to equity compensation plans described in the General Disclosure Package and the Prospectus; and (iv) the sale or issuance of Common Shares pursuant to the Company’s Dividend Reinvestment and Direct Share Purchase Plan as in effect on the date hereof, other than sales in excess of the $10,000 allowable maximum pursuant to a “request for waiver” provided for in such plan; provided that in the cases described in clauses (i), (ii) and (iii) above, these transfers be made subject to no further transfer during the Lock-Up Period. The initial Lock-Up Period will commence on the date hereof and will continue through and including August 4, 2010, or such earlier date that the Representatives consent to in writing; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension. The Company will provide the Representatives with notice of any announcement described in clause (2) of the preceding sentence that gives rise to an extension of the Lock-Up Period.

(p) The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect so long as may be required for the distribution of the Shares; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify or register as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or registered, or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Shares have been so qualified or registered, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Shares. The Company will promptly advise the Underwriters of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Shares, as contemplated by the provisions hereof, the Registration Statement, the Prospectus and the General Disclosure Package.

(q) The Company will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares.

(r) The Company will comply with all effective applicable provisions of the Sarbanes-Oxley Act.

5. Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, subject to the last sentence of this Section, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Rules and Regulations, and has complied and will comply with the requirements of Rule 433 of the Securities Act Rules and Regulations applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. Notwithstanding the foregoing, the Underwriters may use a free writing prospectus that contains no “issuer information” (as defined in Rule 433 of the Securities Act Rules and Regulations) that was not included (including through incorporation by reference) in the Preliminary Prospectus, the Prospectus or a previously filed Issuer Free Writing Prospectus and, prior to the preparation of the Final Term Sheet, may use the information with respect to the final terms of the Shares in communications conveying information relating to the offering to investors.

6. Payment of Expenses. Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any

Preliminary Prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering; (iii) the cost of producing this Agreement and any agreement among underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws, if required, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the FINRA of the terms of the Offering; (vi) all fees and expenses in connection with the preparation and filing of the Registration Statement on Form 8-A relating to the Shares and all fees and expenses in connection with listing the Shares on The New York Stock Exchange; (vii) all travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; (viii) any stock transfer taxes incurred in connection with this Agreement or the Offering; and (ix) the costs and expenses (including without limitation any damages) associated with the reforming of any contracts for sale of the Shares made by the Underwriters caused by a breach of the representation contained in Section 1(d) hereof. The Company also will pay or cause to be paid: (x) the cost of preparing stock certificates, if any, representing the Shares; (y) the cost and charges of any transfer agent or registrar for the Shares; and (z) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that except as provided in this Section, and Sections 8, 9 and 11 hereof, each Underwriter will pay all of its own costs and expenses, including the fees of its counsel and stock transfer taxes on resale of any of the Shares by such Underwriter. Notwithstanding anything to the contrary in this Section 6, in the event that this Agreement is terminated pursuant to Section 7 or 11(b) hereof, or subsequent to a Material Adverse Change, the Company will pay all out-of-pocket expenses of the Underwriters (including but not limited to fees and disbursements of counsel to the Underwriters) incurred in connection herewith.

7. Conditions of Each Underwriter’s Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof, as of the Applicable Time and as of the Closing Date (for purposes of this Section 7 “Closing Date” shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Underwriter Counsel pursuant to this Section 7 of any material misstatement or omission, to the performance by the Company of its obligations hereunder, and to each of the following additional conditions:

(a) The Registration Statement shall have become effective and all necessary regulatory approvals shall have been received not later than the Applicable Time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representatives; the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) in accordance with Section 4(a) hereof; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission, nor has any state securities authority suspended the qualification or registration of the Shares for offering or sale in any jurisdiction and any request of the Commission for additional information (to be included in the Registration Statement, the General Disclosure Package or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriters and Underwriter Counsel. Each Issuer Free Writing Prospectus shall have been timely filed with the Commission under Rule 433 or 164 of the Securities Act Rules and Regulations (to the extent required by Rule 433 of the Securities Act Rules and Regulations).

(b) The Underwriters shall not have advised the Company that the Registration Statement or any amendment thereto contains an untrue statement of fact that in the opinion of the Underwriters or Underwriter Counsel is material or omits to state a fact that in the opinion of the Underwriters or Underwriter Counsel is material and is required to be stated therein or is necessary to make the statements therein not misleading, that the General Disclosure Package (at the Applicable Time and at the Closing Date) or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the opinion of the Underwriters or Underwriter Counsel is material or omits to state a fact that in the opinion of the Underwriters or Underwriter Counsel is material and is necessary, in the light of the circumstances under which they were made, to make the statements therein not misleading.

(c) At the Closing Date you shall have received the favorable written opinion of Stinson Morrison Hecker LLP, counsel for the Company, dated the Closing Date addressed to the Underwriters substantially in the form attached hereto as Annex I.

(d) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to the Representatives and to Underwriter Counsel, and the Underwriters shall have received from Underwriter Counsel a favorable written opinion, dated as of the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement, the General Disclosure Package and the Prospectus and such other related matters as the Representatives may require, and the Company shall have furnished to Underwriter Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(e) At the Closing Date, the Underwriters shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date to the effect that (i) the condition set forth in subsection (a) of this Section 7 has been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in Section 1 hereof are accurate, (iii) as of the Closing Date all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and (vi) subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus there has not been any Material Adverse Change or Material Adverse Effect, or any development involving a prospective Material Adverse Change or Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

(f) At the time this Agreement is executed and at the Closing Date, you shall have received a comfort letter from KPMG LLP, independent public accountants for the Company dated as of the date of this Agreement and as of the Closing Date addressed to the Representatives and in form and substance satisfactory to the Underwriters and Underwriter Counsel.

(g) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof), the General Disclosure Package and the Prospectus and through the Closing, there shall not have been any material change in the shares of beneficial interest or capital stock (except pursuant to the Company’s dividend reinvestment plan, as in effect on the date hereof, or the exercise of vested options), or long-term debt of the Company or any of the Subsidiaries or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties, affairs or prospects of the Company and the Subsidiaries, taken as a whole, including but not limited to the occurrence of any fire, flood, explosion or other calamity at any of the properties owned or leased by the Company or any of its Subsidiaries, the effect of which, in any such case described above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus (exclusive of any supplement).

(h) Prior to the Closing Date, the Shares shall have been approved for listing, subject to official notice of issuance, on the Exchange.

(i) Subsequent to the execution and delivery of this Agreement (i) no downgrading or adverse change shall have occurred in the rating accorded any security of the Company by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Securities Act Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any security of the Company, that, in either event, makes it impractical or inadvisable, in the Underwriters’ judgment, to offer or deliver the Shares on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus.

(j) The Company shall have furnished the Underwriters and Underwriter Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

(k) At the time this Agreement is executed, the Underwriters shall have received lock-up agreements from each of the executive officers of the Company in the form attached hereto as Annex II.

If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Underwriters or to Underwriter Counsel pursuant to this Section 7 shall not be satisfactory in form and substance to the Representatives and Underwriter Counsel, acting reasonably, all obligations of the Underwriters hereunder may be cancelled by the Representatives at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Representatives at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

8. Indemnification.

(a) The Company shall indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus, any Issuer Free Writing Prospectus (including any General Use Issuer Free Writing Prospectus or Limited Use Issuer Free Writing Prospectus), the General Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, or any “issuer information” (as defined in Rule 433 of the Securities Act Rules and Regulations) filed or required to be filed under Rule 433 of the Securities Act Rules and Regulations, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters through the Representatives expressly for use therein. The parties agree that such information provided by or on behalf of the Underwriters through the Representatives consists solely of the material referred to in the second to last sentence of Section 1(b) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement.

(b) Each Underwriter shall severally and not jointly indemnify and hold harmless the Company, each of the trustees and officers of the Company and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriters through the Representatives specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount or commission applicable to the Shares to be purchased by the Underwriters hereunder. This indemnity will be in addition to any liability which the Underwriters may otherwise have, including but not limited to other liability under this Agreement. The parties acknowledge and agree that such information provided by or on behalf of the Underwriters through the Representatives consists solely of the material referred to in the second to last sentence of Section 1(b) hereof.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof, but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8. In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and trustees of the Company) as incurred to which the Company and the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the Offering or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls any of the Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriters, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each trustee of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. The Underwriters’ respective obligations to contribute pursuant to this Section 9 are several in proportion to the number of Firm Shares set forth opposite their respective names in Schedule I hereto and not joint. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise.

10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement or in certificates of officers of the Company or any Subsidiary submitted pursuant hereto, including the agreements contained in Section 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling person thereof or by or on behalf of the Company, any of its officers and trustees or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations and agreements contained in Sections 1, 5, 6, 8, 9, 10, 11 and 12 through 18, inclusive, hereof shall survive any termination of this Agreement, including termination pursuant to Section 11 hereof.

11. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective upon the execution of this Agreement by the parties hereto. Notwithstanding any termination of this Agreement, the provisions of this Section 11 and of Sections 1, 5, 6, 8, 9, 10 and 12 through 18, inclusive, shall be in full force and effect at all times after the execution hereof.

(b) The Representatives shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligation, if any, of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (A) there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the General Disclosure Package and the Prospectus (exclusive of any supplement thereto), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (C) if trading in any of the Company’s securities, or if trading on The New York Stock Exchange generally, shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on The New York Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction; or (D) if a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (E) any downgrading shall have occurred in the Company’s corporate credit rating or the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act) or if any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities; or (F) (i) if there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (i) or (ii), in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the General Disclosure Package and the Prospectus.

(c) Any notice of termination pursuant to this Section 11 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof, or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representatives, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to the Representatives c/o Citigroup Global Markets Inc., 388 Greenwich Street, New York, NY 10013 (fax: (212) 816-7912), Attention: General Counsel, Goldman, Sachs & Co., 200 West Street, New York, NY 10282, Attention: Registration Department, J.P. Morgan Securities Inc., 383 Madison Avenue, New York, NY 10179 (fax: (212) 622-8358), Attention: Equity Syndicate Desk, and KeyBanc Capital Markets Inc., 127 Public Square, 4th Floor, Cleveland, OH 44114 (fax: (216) 689-0845), with a copy to Underwriter Counsel at Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036 (fax: (212) 698-3599), Attention: Bonnie Barsamian, Esq.;

(b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement, Attention: Chief Executive Officer.

Any such notices and other communications shall take effect at the time of receipt thereof.

13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters and the Company and the controlling persons, directors, trustees, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, trustees, employees, agents, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares from the Underwriters.

14. Governing Law and Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United States District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

15. Absence of Fiduciary Relationship; Patriot Act Compliance. The Company acknowledges and agrees that:

(a) the Underwriters have been retained solely to act in the capacity of an arm’s length contractual counterparty to the Company as underwriter in connection with the sale of the Company’s securities and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person; and that no fiduciary, advisory or agency relationship between the Company and the Underwriters have been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriters have advised or is advising the Company on other matters;

(b) neither the Representatives nor any Underwriter is advising the Company as to any legal, tax, investment, accounting or regulator matters in any jurisdiction; the Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto; and any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company;

(c) the price of the securities set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Underwriters, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

(d) it has been advised that the Underwriters and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of Company and that the Underwriters have no obligation to disclose such interests and transactions to Company by virtue of any fiduciary, advisory or agency relationship;

(e) it waives, to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty in respect of the transactions contemplated by this Agreement and agrees that the Underwriters shall have no liability (whether direct or indirect) to Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including shareholders, employees or creditors of the Company; and

(f) in accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

16. Authority of Representatives. Any action by the Underwriters hereunder may be taken by the Representatives on behalf of the Underwriters, and any such action taken by the Representatives shall be binding upon the Underwriters.

17. Non-Exclusive Remedies. The remedies provided for in Sections 8 and 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified person at law or in equity.

18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

20. Time is of the Essence. Time shall be of the essence in this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

[signature page follows]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

ENTERTAINMENT PROPERTIES TRUST

By:	/s/ Gregory K. Silvers
	Name:	Gregory K. Silvers
	Title:	Secretary and General Counsel

[signature page to Underwriting Agreement]

Accepted as of the date first above

written, for itself and as Representative of

the several Underwriters named on

Schedule I hereto:

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Chris Djoganopoulos
	Name:	Chris Djoganopoulos
	Title:	Managing Director

[signature page to Underwriting Agreement]

Accepted as of the date first above

written, for itself and as Representative of

the several Underwriters named on

Schedule I hereto:

GOLDMAN, SACHS & CO.

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

[signature page to Underwriting Agreement]

Accepted as of the date first above

written, for itself and as Representative of

the several Underwriters named on

Schedule I hereto:

J.P. MORGAN SECURITIES INC.

By:	/s/ Eddy Allegaert
	Name:	Eddy Allegaert
	Title:	Executive Director

[signature page to Underwriting Agreement]

Accepted as of the date first above

written, for itself and as Representative of

the several Underwriters named on

Schedule I hereto:

KEYBANC CAPITAL MARKETS INC.

By:	/s/ Mason Wynocker
	Name:	Mason Wynocker
	Title:	Director

[signature page to Underwriting Agreement]

SCHEDULE I

Name of Underwriter	Number of Firm Shares

Citigroup Global Markets Inc.	1,008,000

Goldman, Sachs & Co.	756,000

J.P. Morgan Securities Inc.	756,000

KeyBanc Capital Markets Inc.	720,000

RBC Capital Markets Corporation	270,000

FBR Capital Markets & Co.	90,000

Total:	3,600,000

SchI-1

SCHEDULE II

None.

SchII-1

EXHIBIT A

Subsidiaries

Wholly-Owned Direct and Indirect Subsidiary	Jurisdiction of Organization

EPT DownREIT, Inc.	Missouri

EPT DownREIT II, Inc.	Missouri

EPT Nineteen, Inc.	Delaware

3 Theatres, Inc.*	Missouri

Megaplex Nine, Inc.	Missouri

Theatre Sub, Inc.*	Missouri

Megaplex Four, Inc.*	Missouri

EPR Canada, Inc.	Missouri

EPT Melbourne, Inc.	Missouri

EPR TRS Holdings, Inc.	Missouri

EPR TRS I, Inc.	Missouri

EPR TRS II, Inc. EPR TRS III, Inc.	Missouri Missouri

WestCol Holdings, LLC	Delaware

WestCol Corp.	Delaware

WestCol Center, LLC*	Delaware

WestCol Theatre, LLC	Delaware

Westminster Promenade Owner’s Association, LLC	Colorado

Flik, Inc.	Delaware

Flik Depositor, Inc.	Delaware

Exh A-1

Wholly-Owned Direct and Indirect Subsidiary	Jurisdiction of Organization

Tampa Veterans 24, Inc.	Delaware

Cantera 30, Inc.	Delaware

EPT Waterparks, Inc.	Delaware

EPR Hialeah, Inc.	Missouri

EPT New Roc, LLC	Delaware

EPT New Roc GP, Inc.	Delaware

30 West Pershing, LLC	Missouri

EPR North Trust	Delaware

EPR Metropolis Trust	Delaware

Burbank Village, Inc.	Delaware

Burbank Village, L.P.	Delaware

EPT Kalamazoo, Inc.	Missouri

EPT Pensacola, Inc.	Missouri

EPT Crotched Mountain, Inc.	Missouri

EPT Mad River, Inc.	Missouri

EPT Davie, Inc.	Delaware

EPT Aliso Viejo, Inc.	Delaware

EPT Boise, Inc.	Delaware

EPT Deer Valley, Inc.	Delaware

EPT Hamilton, Inc.	Delaware

EPT Little Rock, Inc.	Delaware

EPT Pompano, Inc.	Delaware

Exh A-2

Wholly-Owned Direct and Indirect Subsidiary	Jurisdiction of Organization

EPT Raleigh Theatres, Inc.	Delaware

EPT Arroyo, Inc.	Delaware

EPT Auburn, Inc.	Delaware

EPT Biloxi, Inc.	Delaware

EPT Columbiana, Inc.	Delaware

EPT Fresno, Inc.	Delaware

EPT Hoffman Estates, Inc.	Delaware

EPT Huntsville, Inc.	Delaware

EPT Hurst, Inc.	Delaware

EPT Lafayette, Inc.	Delaware

EPT Macon, Inc.	Delaware

EPT Mesa, Inc.	Delaware

EPT Modesto, Inc.	Delaware

EPT Wilmington, Inc.	Delaware

EPT East, Inc.	Delaware

EPT Manchester, Inc.	Delaware

EPT White Plains, LLC	Delaware

EPT First Colony, Inc.	Delaware

EPT Oakview, Inc.	Delaware

EPT Lawrence, Inc.	Delaware

EPT Hattiesburg, Inc.	Delaware

EPT Indianapolis, Inc.	Delaware

Exh A-3

Wholly-Owned Direct and Indirect Subsidiary	Jurisdiction of Organization

EPT Mount Attitash, Inc.	Delaware

EPT Mount Snow, Inc.	Delaware

EPT Chattanooga, Inc.	Delaware

EPT Leawood, Inc.	Delaware

EPT GCC, LLC	Delaware

EPT Firewheel, Inc.	Delaware

EPT Gulf Pointe, Inc.	Delaware

EPT Mesquite, Inc.	Delaware

EPT South Barrington, Inc.	Delaware

EPT Slidell, Inc.	Delaware

Kanata Entertainment Holdings, Inc.	New Brunswick, Canada

Mississauga Entertainment Holdings, Inc.	New Brunswick, Canada

Oakville Entertainment Holdings, Inc.	New Brunswick, Canada

Whitby Entertainment Holdings, Inc.	New Brunswick, Canada

Metropolis Entertainment Holdings, Inc.	New Brunswick, Canada

EPT 301, LLC*	Missouri

Crotched Mountain Properties, LLC	New Hampshire

EPT Schoolhouse, LLC	Delaware

Education Capital Solutions, LLC	Delaware

EPT Ski Properties, Inc.	Delaware

EPT Concord, LLC	Delaware

YongeDundas Signage Trust	Delaware

Exh A-4

Wholly-Owned Direct and Indirect Subsidiary	Jurisdiction of Organization

EPT Glendora, Inc.	Delaware

EPT 909, Inc.	Delaware

EPT 909B, Inc.	Delaware

EPR Global Opportunities Management Ltd.	Cayman Islands

Asia Entertainment and Leisure Opportunities Partners Ltd.	Cayman Islands

Asia Entertainment and Leisure Holdings Ltd.	Cayman Islands

Not Wholly-Owned Subsidiary	Jurisdiction of Organization

Tampa Veterans 24, L.P. (limited partnership interest wholly-owned by Atlantic - EPR II)**	Delaware

Atlantic - EPR II (20% interest owned by Entertainment Properties Trust)	Delaware

Cantera 30 Theatre, L.P. (limited partnership interest wholly-owned by Atlantic - EPR I)**	Delaware

Atlantic – EPR I (20% interest owned by Entertainment Properties Trust)	Delaware

Exh A-5

Not Wholly-Owned Subsidiary	Jurisdiction of Organization

New Roc Associates, L.P. (general partnership interest wholly-owned by EPT New Roc GP, Inc.; 70.4% of limited partnership interest owned by EPT New Roc, LLC)	New York

LC White Plains Retail, LLC (66.67% interest owned by EPT White Plains, LLC)	New York

LC White Plains Recreation, LLC (66.67% interest owned by EPT White Plains, LLC)	New York

Domus Communities, LLC (50% interest owned by EPT DownREIT, Inc.)	Delaware

VinREIT, LLC (96% owned by Entertainment Properties Trust)	Delaware

LCPV VinREIT, LLC (100% interest owned by VinREIT, LLC)*	Delaware

Paso Robles, VinREIT, LLC (100% interest owned by VinREIT, LLC)*	Missouri

DPRB VinREIT, LLC (100% interest owned by VinREIT, LLC)*	Delaware

Havens VinREIT, LLC (100% interest owned by VinREIT, LLC)*	Missouri

Suffolk Retail, LLC (50% interest owned by EPT DownREIT, Inc.)	Delaware

PGCC, LLC (50% interest owned by EPT GCC, LLC)	Delaware

GFS VinREIT, LLC (100% interest owned by VinREIT, LLC)*	Delaware

HGP VinREIT, LLC (100% interest owned by VinREIT, LLC)*	Delaware

SBV VinREIT, LLC (100% interest owned by VinREIT, LLC)*	Delaware

Exh A-6

Not Wholly-Owned Subsidiary	Jurisdiction of Organization

Sunny VinREIT, LLC (100% interest owned by VinREIT, LLC)*	Delaware

CCC VinREIT, LLC (100% interest owned by VinREIT, LLC)*	Delaware

*	Equity interest pledged to secure loan
**	Atlantic’s interest may be exchanged for EPR shares or cash, at EPR’s option.

Exh A-7

ANNEX I

Form of Opinion of Company Counsel

Form of Opinion of Counsel to be delivered pursuant to Section 7(c) (capitalized terms used below but not defined below shall have the meanings set forth in the Agreement):

(i) The Company is a real estate investment trust duly formed and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of the State of Maryland with full power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and Prospectus. Each of the Company’s subsidiaries is a corporation, limited partnership or limited liability company, as the case may be, duly formed and validly existing in its jurisdiction of organization and is in good standing in its respective jurisdiction of organization with full power and authority to own, lease and operate its properties and conduct the business in which it is engaged. Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign real estate investment trust, corporation, limited partnership or limited liability company, as the case may be, in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a Material Adverse Effect.

(ii) The Company has an authorized capitalization as set forth in the Registration Statement, the General Disclosure Package and the Prospectus. All of the issued shares of beneficial interest of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are not now in violation of or subject to any preemptive or, to the best of our knowledge, similar rights that entitle or will entitle any person to acquire any shares of beneficial interest from the Company upon issuance, sale or conversion thereof, except as described in the General Disclosure Package and the Prospectus. All of the issued shares of capital stock, partnership interests or membership interests, as the case may be, of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and, except as disclosed in Exhibit A to the Underwriting Agreement, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. The issued and outstanding Common Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares conform to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(iii) The Shares to be delivered on the Closing Date and the Additional Closing Date, if any, have been duly and validly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement. When issued and delivered by the Company in

Anx I-1

accordance with the terms of the Underwriting Agreement, the Shares will be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or, to the best of our knowledge, similar rights that entitle or will entitle any person to acquire any shares of beneficial interest of the Company from the Company upon issuance or sale thereof. The form of certificate used to evidence the Shares is in due and proper form and complies with all applicable statutory requirements, with any applicable requirements of the Company’s organizational documents and with the requirements of the New York Stock Exchange (“NYSE”). The Shares conform in all material respects to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(iv) The Common Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares currently outstanding are listed, and the Firm Shares and Additional Shares to be sold under the Underwriting Agreement to the Underwriters are duly authorized for listing, on the NYSE.

(v) The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company.

(vi) To the best of our knowledge, there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or any of its subsidiaries, involving the Company’s or any of its subsidiaries’ officers, trustees or directors or to which any of the Company’s or any of its subsidiaries’ properties or other assets are subject which, if determined adversely to the Company, might reasonably be expected to have a Material Adverse Effect or to affect the consummation of the transactions contemplated in the Underwriting Agreement or the performance by the Company of its obligations thereunder.

(vii) The execution, delivery, and performance by the Company of the Underwriting Agreement, and the consummation of the transactions contemplated by the Underwriting Agreement (including the issuance and delivery of the Shares), the Registration Statement and the Prospectus do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to us to which the Company or any of its subsidiaries is a party or by which any of the Company or any of its subsidiaries or their respective properties or assets may be bound or (B) violate or conflict with any provision of the declaration of trust, certificate of incorporation, certificate of limited partnership, articles of organization, by-laws or other organizational documents, as the case may be, of the Company or any of its subsidiaries, or, to the best of our knowledge, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets.

Anx I-2

(viii) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of the Underwriting Agreement or the consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) or (2) such as have been made or obtained under the Securities Act.

(ix) The Registration Statement at the time it became effective (including at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the Securities Act Rules and Regulations), at the date of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and on the Closing Date, and the Preliminary Prospectus and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which we express no opinion), at the date of filing thereof with the Commission and on the Closing Date, complied as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Commission under the Securities Act and Exchange Act (the “Rules and Regulations”). The documents filed under the Exchange Act and incorporated by reference in the Registration Statement, the Preliminary Prospectus included in the General Disclosure Package or the Prospectus or any amendment thereof or supplement thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which we express no opinion) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations.

(x) The statements under the captions “Risk Factors,” “U.S. Federal Income Tax Considerations,” “Additional U.S. Federal Income Tax Considerations,” “Description of Shares of Beneficial Interest,” and “Underwriting” in the Prospectus and any Preliminary Prospectus, and in Items 14 and 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings. The statements under the caption “U.S. Federal Income Tax Considerations” in the Canadian wrapper to the Prospectus and any Preliminary Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

(xi) The Company and its subsidiaries are not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

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(xii) The Registration Statement and all post-effective amendments, if any, have become effective under the Securities Act, and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) under the Securities Act have been made.

(xiii) The Company has full right, power and authority to execute and deliver and perform its obligations under the Underwriting Agreement (including the issuance and delivery of the Shares), and has all real estate investment trust action required to be taken for the due and proper authorization, execution and delivery of the Underwriting Agreement, the issuance and delivery of the Shares and the consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus and as described in the Prospectus have been duly and validly taken.

(xiv) To the best of our knowledge, there is no contract or agreement of a character (1) to be filed under the Exchange Act if upon such filing it would be incorporated by reference in the Registration Statement, the Preliminary Prospectus or Prospectus or (2) to be filed as an exhibit to the Registration Statement that is not described and filed as required.

(xv) Neither the Company nor any of its subsidiaries is in violation of its respective declaration of trust, articles of incorporation, articles of organization, certificate of limited partnership, by-laws or other organizational documents, as the case may be, and, to the best of our knowledge after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

(xvi) To the best of our knowledge, neither the Company nor any of its subsidiaries has violated any provisions of the Employee Retirement Income Security Act of 1974, as amended, or any provisions of the Foreign Corrupt Practices Act, or the rules and regulations promulgated thereunder, except for such violations, singly or in the aggregate, which would not have a Material Adverse Effect.

(xvii) To the best of our knowledge, each of the Company and its subsidiaries has such authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable environmental laws, as are necessary to own, lease, license and operate its respective properties and to conduct its respective business, except where the failure to have any such authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect; each such authorization is valid and

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in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and to the best of our knowledge, no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, the revocation, suspension or termination of any such authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such authorization; such authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries, except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

(xviii) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of beneficial interest of the Company, or any security convertible into, exercisable for, or exchangeable for shares of beneficial interest in the Company. No holder of any security of the Company has the right to have any security owned by such holder included for registration in the Registration Statement or otherwise registered by the Company under the Securities Act in connection with the issuance and sale of the Shares.

(xix) The descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of statutes, legal and governmental proceedings, contracts and other documents, are accurate and fairly present the information required to be shown in all material respects; and we do not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described that are not described as required, in the Registration Statement, the General Disclosure Package or Prospectus.

(xx) The Company has satisfied all of the conditions and requirements for filing the Registration Statement on Form S-3.

(xxi) Commencing with its taxable year ended December 31, 1997, the Company has been organized in conformity with the requirements for qualification and taxation as a REIT for federal income tax purposes, and, based on the facts and assumptions set forth in the Prospectus and the representations by the Company, set forth in an Officer’s Certificate regarding certain federal income tax matters, its method of operation has enabled it, and its proposed method of operation will enable it to continue to meet the requirements under the Code for qualification and taxation as a REIT, and the Company’s partnership subsidiaries and limited liability company subsidiaries will be treated for Federal income tax purposes as partnerships (or as disregarded entities) and not as associations taxable as corporations or as publicly-traded partnerships.

(xxii) To the best of our knowledge, each of the Company and its subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax

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returns through the date hereof, if any such returns are required to be filed, and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against any such entity which, if determined adversely to any such entity, could have a Material Adverse Effect.

For purposes of giving our opinions expressed herein, we have participated in conferences with officers and representatives of the Company, representatives of the independent registered public accountants for the Company and the Underwriters at which the contents of the Registration Statement, the General Disclosure Package, the Preliminary Prospectus and the Prospectus and related matters were discussed and no facts have come to the attention of such counsel which would lead such counsel to believe that (i) the Registration Statement (including the documents incorporated by reference therein), at the time it became effective (including at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the Securities Act Rules and Regulations) or any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus (including the documents incorporated by reference therein), as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (iii) the Preliminary Prospectus1 (including the documents incorporated by reference therein) and the documents, if any, specified in Schedule A to this letter (consisting of identified “issuer free writing prospectus(es)” that are intended for general dissemination to prospective investors), at the Applicable Time, when considered together with the public offering price per Share and the number of Shares to be sold in the offering, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood in each case that we express no belief or opinion with respect to the financial statements and schedules and other financial data included or incorporated by reference therein).

[1] Note:	Reference to “Preliminary Prospectus” will be the latest preliminary prospectus included in the Registration Statement and generally distributed to investors.

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ANNEX II

ENTERTAINMENT PROPERTIES TRUST

Common Shares

($0.01 Par Value)

[DATE]

Citigroup Global Markets Inc.

388 Greenwich Street

New York, NY 10013

Goldman, Sachs & Co.

200 West Street

New York, NY 10282

J.P. Morgan Securities Inc.

383 Madison Avenue

New York, NY 10179

KeyBanc Capital Markets Inc.

127 Public Square, 4th Floor

Cleveland, OH 44114

Ladies and Gentlemen:

This Lock-Up Letter Agreement is being delivered to you in connection with the Underwriting Agreement (the “Underwriting Agreement”) entered into by Entertainment Properties Trust (the “Company”) and Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc. and KeyBanc Capital Markets Inc., as representatives of the several Underwriters named therein, with respect to the public offering (the “Offering”) of Common Shares, par value $ 0.01 per share, of the Company (the “Common Shares”).

In order to induce you to underwrite the Offering, the undersigned agrees that, for the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not, without your prior written consent, (i) offer, sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any Relevant Security (as defined below), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of a Relevant Security, whether any such transaction is to be settled by delivery of Relevant Securities, other securities, cash or otherwise, or (iii) agree to or publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) bona fide gifts, provided the recipient thereof agrees in writing with you to be bound by the terms of this Lock-Up Letter Agreement, (b) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with you to be bound by the terms of this Lock-Up Letter Agreement, (c) the Company’s withholding of Common Shares otherwise issuable to the undersigned pursuant to the Company’s 1997 Share Incentive Plan or 2007 Equity Incentive Plan (the “Plans”) described in the prospectus relating to the Offering to pay for taxes legally required to be withheld with respect to the exercise or vesting of an award granted under the Plans, (d) the surrender of Common Shares as payment for the exercise price of options granted pursuant to the Plans, or (e) the offer, sale, gift, contract or agreement to sell such number of Common Shares that, when combined with the number of Common Shares that each of [    ]1 have offered, sold, gifted, contracted or agreed to sell in accordance with clause (e) set forth in each of their respective Lock-Up Letter Agreements delivered in connection with the Underwriting Agreement, does not exceed fifteen-thousand (15,000) Common Shares in the aggregate. The undersigned further agrees that, during the Lock-Up Period, the undersigned will not, without your prior written consent, (x) file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security or (y) exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security. “Relevant Security” means the Common Shares, any other equity security of the Company or any of its subsidiaries on parity with or senior to the Common Shares (with respect to distribution rights or payments upon the Company’s liquidation, dissolution or winding up) and any security convertible into, exercisable or exchangeable for, or that represents the right to receive, any Common Shares or other such equity security.

The initial Lock-Up Period will commence on the date of this Lock-Up Letter Agreement and continue and include the date 90 days after the public offering date set forth on the final prospectus supplement used to sell the Common Shares (the “Public Offering Date”) pursuant to the Underwriting Agreement, to which you are or expect to become a party; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless you waive, in writing, such extension.

1	This will list each of David Brain, Gregory K. Silvers, Mark A. Peterson, Michael Hirons and Morgan G. Earnest II, except for the applicable undersigned.

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The undersigned hereby acknowledges and agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder.

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, or (ii) for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that this Lock-Up Letter Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Lock-Up Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

[signature page follows]

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Yours very truly,

Name:

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